Carla Baca
Financial Communications
P: 615.269.8175
News Release
HEALTHCARE REALTY TRUST REPORTS NORMALIZED FFO OF $0.36 PER SHARE FOR THE FOURTH QUARTER

NASHVILLE, Tennessee, February 19, 2014 - Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2013. Normalized FFO for the three months ended December 31, 2013 totaled $0.36 per diluted common share. Normalized FAD for the three months ended December 31, 2013 totaled $0.37 per diluted common share.

Salient highlights include:

•
The twelve development properties currently in conversion are 80% leased, with occupancy increasing to 63% at year-end, and would have resulted in NOI of $3.4 million had all occupants been in place and paying rent for the entire quarter.

•
Acquisitions totaled $212.6 million for 2013, with an average leased percentage of 93%. During the fourth quarter, the Company purchased five properties totaling 374,000 square feet for a total purchase price of $102.6 million. The buildings are 94% leased and are located in markets where Healthcare Realty already has a presence including Seattle, Denver, Charlotte and Austin.

•
Dispositions totaled $20.5 million in the fourth quarter and $101.9 million for the year. 2013 dispositions include eight off-campus medical office buildings, four inpatient rehab facilities, and one land parcel.

•
Leases totaling 1,242,000 square feet were signed or renewed during the year with an average retention rate of 80%, and the Company maintained occupancy at 91% at its same store properties at year-end.

•	The leverage ratio was 42.0% and debt-to-EBITDA and fixed-charge coverage improved to 6.4 and 2.8 times, respectively.

•	A dividend of $0.30 per common share was declared for the fourth quarter of 2013, which is 81.1% of normalized FAD.
For the three months ended December 31, 2013, year-over-year revenues grew by $11.9 million to $90.1 million. The Company reported net income attributable to common stockholders for the quarter of $12.4 million.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 202 real estate properties and mortgages as of December 31, 2013. The Company's 198 owned real estate properties are located in 28 states and total approximately 13.9 million square feet. The Company provides property management services to approximately 10.3 million square feet nationwide.
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Additional information regarding the Company, including this quarter's operations, can be found at www.healthcarerealty.com. Please contact the Company at 615.269.8175 to request a printed copy of this information.

In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the heading "Risk Factors," and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Balance Sheets (1)
(amounts in thousands, except for share data)

ASSETS
Real Estate Properties:	12/31/2013		12/31/2012
Land	$178,931		$161,875
Buildings, improvements and lease intangibles	2,861,935		2,625,538
Personal property	9,267		8,739
Land held for development	17,054	25.176	25,171
Total real estate properties	3,067,187		2,821,323
Less accumulated depreciation	(632,109)		(580,617)
Total real estate properties, net	2,435,078		2,240,706
Cash and cash equivalents	8,671		6,776
Mortgage notes receivable	125,547		162,191
Assets held for sale and discontinued operations, net	6,852		3,337
Other assets, net	153,514		126,962
Total assets	$2,729,662		$2,539,972

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,348,459		$1,293,044
Accounts payable and accrued liabilities	73,741		65,678
Liabilities of discontinued operations	1,112		131
Other liabilities	61,064		60,175
Total liabilities	1,484,376		1,419,028
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—		—
Common stock, $.01 par value; 150,000 shares authorized; 95,924 and 87,514 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	959		875
Additional paid-in capital	2,325,228		2,100,297
Accumulated other comprehensive income (loss)	51		(2,092)
Cumulative net income attributable to common stockholders	808,362		801,416
Cumulative dividends	(1,891,123)		(1,779,552)
Total stockholders’ equity	1,243,477		1,120,944
Noncontrolling interests	1,809		—
Total equity	1,245,286		1,120,944
Total liabilities and equity	$2,729,662		$2,539,972

(1)
The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Operations (1)
(amounts in thousands, except for share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Revenues
Rental income	$86,318	$74,197	$318,294	$288,787
Mortgage interest	2,411	2,611	12,701	9,186
Other operating	1,387	1,442	5,931	6,101
	90,116	78,250	336,926	304,074
Expenses
Property operating	31,945	29,841	125,565	116,470
General and administrative	5,764	6,395	23,729	20,905
Depreciation	23,608	21,632	88,380	81,966
Amortization	2,826	2,900	10,645	10,418
Bad debt, net of recoveries	66	92	184	241
	64,209	60,860	248,503	230,000
Other Income (Expense)
Loss on extinguishments of debt	—	—	(29,638)	—
Interest expense	(17,772)	(19,215)	(73,511)	(74,955)
Gain on sale of cost method investment in real estate	1,492	—	1,492	—
Interest and other income, net	261	358	966	976
	(16,019)	(18,857)	(100,691)	(73,979)

Income (Loss) From Continuing Operations	9,888	(1,467)	(12,268)	95

Discontinued Operations
Income from discontinued operations	(180)	1,640	4,422	9,474
Impairments	—	(7,712)	(9,889)	(14,908)
Gain on sales of real estate properties	2,748	1,177	24,718	10,874
Income From Discontinued Operations	2,568	(4,895)	19,251	5,440

Net Income (Loss)	12,456	(6,362)	6,983	5,535
Less: Net (income) attributable to noncontrolling interests	(72)	(29)	(37)	(70)
Net Income (Loss) Attributable To Common Stockholders	$12,384	($6,391)	$6,946	$5,465
Basic Earnings (Loss) Per Common Share:
Income (loss) from continuing operations	$0.11	($0.01)	($0.13)	$0.00
Discontinued operations	0.02	(0.06)	0.21	0.07
Net income (loss) attributable to common stockholders	$0.13	($0.07)	$0.08	$0.07
Diluted Earnings (Loss) Per Common Share:
Income (loss) from continuing operations	$0.10	($0.01)	($0.13)	$0.00
Discontinued operations	0.03	(0.06)	0.21	0.07
Net income (loss) attributable to common stockholders	$0.13	($0.07)	$0.08	$0.07
Weighted Average Common Shares Outstanding—Basic	94,114	85,726	90,941	78,845
Weighted Average Common Shares Outstanding—Diluted	95,485	85,726	90,941	80,128

(1)
The Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FFO and Normalized FFO (1) (2)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2013	2012
Net Income Attributable to Common Stockholders	$12,384	($6,391)
Gain on sales of real estate properties	(2,748)	(1,177)
Impairments	—	7,712
Real estate depreciation and amortization	25,776	24,932
Total adjustments	23,028	31,467
Funds From Operations (3)	$35,412	$25,076
Gain on sale of cost method investment in real estate	(1,492)
Acquisition costs	681	385
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	1,100
Normalized Funds From Operations	$34,601	$26,561
Funds from Operations per Common Share—Diluted	$0.37	$0.29
Normalized Funds From Operations Per Common Share—Diluted	$0.36	$0.31
FFO Weighted Average Common Shares Outstanding	95,485	87,049
Normalized FFO Weighted Average Common Shares Outstanding	95,485	87,049

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FAD and Normalized FAD (1)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2013	2012
Net Income Attributable to Common Stockholders	$12,384	($6,391)
Gain on sales of real estate properties	(2,748)	(1,177)
Impairments	—	7,712
Depreciation and amortization	27,590	26,511
Provision for bad debt, net	66	93
Straight-line rent receivable	(2,954)	(1,087)
Straight-line rent liability	115	106
Stock-based compensation	1,079	904
Provision for deferred post-retirement benefits	218	266
Total non-cash items included in cash flows from operating activities	23,366	33,328
Funds Available For Distribution	$35,750	$26,937
Gain on sale of cost method investment in real estate	(1,492)
Acquisition costs	681	385
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	1,100
Normalized Funds Available For Distribution	$34,939	$28,422
Funds Available For Distribution Per Common Share—Diluted	$0.37	$0.31
Normalized Funds Available For Distribution Per Common Share—Diluted	$0.37	$0.33
FAD Weighted Average Common Shares Outstanding	95,485	87,049
Normalized FAD Weighted Average Common Shares Outstanding	95,485	87,049

(1)
FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

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